Salomon Brothers
                                 Opportunity Fund Inc

                                                             September 15, 2000

Dear Shareholder:

We are pleased to provide the annual report for the Salomon Brothers Opportunity Fund Inc ("Fund") as of August 31, 2000. Included in this report are performance results, a market commentary, a summary of portfolio highlights, and a statement of the Fund's investments and financial statements for the year ended August 31, 2000.

During the year ended August 31, 2000, the net asset value ("NAV") of the Fund increased from $49.69 per share at August 31, 1999 to $55.98 per share at August 31, 2000. Dividends of $0.80 per share from net investment income and $2.52 in capital gains were paid during this period. During the period the Fund returned 20.42%. In comparison, the Standard & Poor's 500 Index ("S&P 500")1 returned 16.31% for the same period.

INVESTMENT STRATEGY

The Fund seeks to achieve above average long-term capital appreciation with current income as a secondary objective by investing primarily in common stocks.

We emphasize individual security selection while varying the Fund's investments across industries, which may help reduce risk. We evaluate companies of all sizes. We seek to identify those companies whose securities are trading at prices that we believe are below the company's intrinsic value. This style of stock selection, known as value investing, focuses on using fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

We currently pursue a strategy of retaining unrealized long-term capital gains and avoiding the tax impact of realizing such gain. This strategy reflects our belief that these securities continue to have solid long-term growth potential.

MARKET REVIEW

After posting historic returns in 1999, the shares of many companies declined thus far in 2000, with most of the major market indexes down for the period. Investors are concerned about the effects of higher interest rates raised by the Federal Reserve Board ("Fed").

The Fed's change in monetary policy during the period was with the objective of engineering a "soft landing" in the U.S. economy, where growth will continue to expand, but at a slower, more sustainable pace. The Fed, in raising interest rates, looked to address risks to an economy weighted toward higher inflation produced by a disparity in the growth of demand and supply.

---------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

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PORTFOLIO HIGHLIGHTS 2

The Fund's outperformance versus its benchmark can be partly explained by its underweight position in the technology sector, which was a crucial component of the S&P 500 performance during the period. Over the past six months the technology sector had a significantly negative impact of the overall market, while the financial services, transportation, utilities and basic materials sectors posted solid returns. The historic rise in the technology sector in 1999 gave way to a decline in the second quarter of 2000, as many investors began to assess the valuations assigned to many companies with no demonstrated earnings potential.

In our opinion, the Fund is comfortably positioned with its top ten holdings representing approximately 58% of net assets, with a significant portion of the portfolio invested in the insurance - property and casualty (15.3%), consumer goods (10.0%) and energy (9.0%) sectors. We believe it may be difficult to find alternative investments superior to the potential return anticipated on the after tax proceeds of our major holdings.

                                      * * *

Thank you for continuing to pursue your long-term financial objectives with the Salomon Brothers Opportunity Fund Inc.

Cordially,

/s/ Irving Brilliant

Irving Brilliant
Chairman and Portfolio Manager

---------
2 Portfolio allocations are as of August 31, 2000 and are subject to change.

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Results of an Investment in Salomon Brothers Opportunity Fund Inc

Set forth below are average annual total return figures for the periods indicated and a graph showing the value of a hypothetical $10,000 investment made in Salomon Brothers Opportunity Fund Inc on August 31, 1990. The average annual total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and share price of the Fund will fluctuate. Shares when redeemed may be worth more or less than original cost.

                           AVERAGE ANNUAL TOTAL RETURN

The average annual total return over the periods indicated below shows the average annual percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. When considering "average" total-return for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's average annual total return for the periods indicated was as follows:

      20.42% for the one-year period beginning September 1, 1999 and ended August 31, 2000;
      16.24% for the five-year period beginning September 1, 1995 and ended August 31, 2000;
      16.41% for the ten-year period beginning September 1, 1990 and ended August 31, 2000.

                  PERFORMANCE COMPARISON -- GROWTH OF $10,000*
                                   (UNAUDITED)

DATE     S&P        SALOMON
8/90     10000      10000
8/91     12320      12685
8/92     13910      13689
8/93     16719      15767
8/94     17790      16628
8/95     21537      20189
8/96     23985      23968
8/97     33696      33706
8/98     32571      36443
8/99     37959      50949
8/00     45709      59255

                                                               $59,255
         SALOMON BROTHERS OPPORTUNITY FUND INC

         STANDARD & POOR'S 500 INDEX
                                                                $45,709

*Past performance is not predictive of future performance.

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Major Portfolio Changes (unaudited)
For the Six Months Ended August 31, 2000

ADDITIONS+
------------------------------------------------
                                       Shares
                                    ------------
Amcast Industrial Corp............     8,000
Genuity Inc.......................     5,000(1)
International Paper Co............     4,000(1)
Lafarge Corp......................    25,500
Overseas Shipholding Group, Inc...     3,400
Tecumseh Products Co.,
  Class A Shares..................    16,500
Trenwick Group Inc................     9,000
Verizon Communications............    15,000(1)


REDUCTIONS+
------------------------------------------------
                                       Shares
                                    ------------
Aon Corp..........................     3,000
BJ's Wholesale Club, Inc..........     6,000
The Bank of New York Co., Inc.....    51,000
Celltech Group PLC - ADR..........    10,404(2)
Fremont General Corp..............    13,000
General Dynamics Corp.............     5,000
HEALTHSOUTH Corp..................     3,000
Humana Inc........................     4,000
Intel Corp........................    13,000
Liberty Homes, Inc., Class A Shares    4,500
Loews Corp........................     6,000
Monsanto Co.......................    15,000(2)
National Semiconductor Corp.......     3,000
New Germany Fund..................     5,000
Pioneer Group, Inc................     5,000
The Pogo Producing Co.............    15,000(2)
Silicon Graphics, Inc.............    21,302(2)
Tecumseh Products Co.,
  Class B Shares..................    16,500

-----------
 (1) New addition.
 (2) Elimination.
  + Exclusive of changes resulting entirely from mergers, stock dividends, and stock splits.

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Schedule of Investments
August 31, 2000

     SHARES                               SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 78.7%
BANKS -- 20.4%
    770,976    The Bank of New York Co., Inc....................................     $ 40,428,054
      6,000    Mellon Financial Corp............................................          271,500
    125,000    Popular, Inc.....................................................        2,578,125
                                                                                     ------------
                                                                                       43,277,679
                                                                                     ------------
BASIC INDUSTRY -- 3.8%
     42,600    Amcast Industrial Corp...........................................          511,200
     12,000    ArvinMeritor, Inc................................................          198,000
      6,000    Deltic Timber Corp...............................................          120,000
      4,000    International Paper Co...........................................          127,500
     39,000    Mississippi Chemical Corp........................................          160,875
     18,000    NL Industries, Inc...............................................          419,625
     15,000    National Processing Inc.*........................................          177,188
      8,077    Newmont Mining Corp..............................................          149,929
     34,500    Rayonier Inc.....................................................        1,433,906
      3,960    Smurfit-Stone Container Corp.*...................................           51,975
     17,100    Solutia Inc......................................................          257,569
      2,200    Southern Peru Copper Corp........................................           30,663
     78,500    TRC Cos., Inc.*..................................................        1,148,063
               Tecumseh Products Co.:
     50,600      Class A Shares.................................................        2,011,350
     30,500      Class B Shares.................................................        1,181,875
                                                                                     ------------
                                                                                        7,979,718
                                                                                     ------------
BIOTECHNOLOGY AND DRUGS -- 1.8%
     66,260    Pharmacia & Upjohn, Inc..........................................        3,880,351
                                                                                     ------------
CONSTRUCTION -- 1.1%
     28,400    Ameron International Corp........................................          958,500
     42,500    Lafarge Corp.....................................................        1,035,937
               Liberty Homes, Inc.:
     24,550      Class A Shares.................................................          151,903
     24,750      Class B Shares.................................................          151,594
                                                                                     ------------
                                                                                        2,297,934
                                                                                     ------------
CONSUMER GOODS -- 10.0%
     35,500    Alexander & Baldwin, Inc.........................................          934,094
     17,000    BJ's Wholesale Club, Inc.*.......................................          575,875
      9,700    Cone Mills Corp.*................................................           42,437
     96,000    Fine Host Corp.*+................................................          900,338
     10,900    Harcourt General, Inc............................................          646,506
     18,000    Homebase, Inc.*..................................................           41,625
    352,110    Koninklijke (Royal) Philips Electronics N.V.-- ADR...............       17,363,424
      3,284    The Neiman Marcus Group, Inc., Class B Shares*...................          103,446
     15,737    The News Corp. Ltd.-- ADR........................................          696,362
                                                                                     ------------
                                                                                       21,304,107
                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                           PAGE 5

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Schedule of Investments (continued)
August 31, 2000

     SHARES                               SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------
ENERGY -- 9.0%
     10,000    Amerada Hess Corp................................................     $    684,375
     32,000    Murphy Oil Corp..................................................        2,136,000
    260,000    Royal Dutch Petroleum Co.-- ADR..................................       15,908,750
     10,000    Talisman Energy Inc.*............................................          336,875
                                                                                     ------------
                                                                                       19,066,000
                                                                                     ------------
FINANCE -- 6.0%
     10,010    American General Corp............................................          728,853
      8,000    Chile Fund.......................................................           76,000
     30,250    The CIT Group, Inc., Class A Shares..............................          529,375
     50,000    Freddie Mac......................................................        2,106,250
     60,300    Leucadia National Corp...........................................        1,575,338
     71,500    Loews Corp.......................................................        5,787,031
      5,000    New Germany Fund.................................................           66,875
     43,000    The Pioneer Group, Inc.*.........................................        1,875,875
                                                                                     ------------
                                                                                       12,745,597
                                                                                     ------------
HEALTHCARE -- 1.1%
     12,000    Foundation Health Systems, Inc., Class A Shares *................          210,750
      3,827    HEALTHSOUTH Corp.*...............................................           23,440
     32,000    Humana Inc.*.....................................................          274,000
     22,077    Wellpoint Health Networks Inc.*..................................        1,905,521
                                                                                     ------------
                                                                                        2,413,711
                                                                                     ------------
INSURANCE - LIFE, ACCIDENT AND HEALTH -- 0.5%
      1,714    Delphi International Ltd.*.......................................            7,231
     17,950    Fremont General Corp.............................................           57,216
      8,800    Kansas City Life Insurance Co....................................          293,700
     32,440    UnumProvident Corp...............................................          703,543
                                                                                     ------------
                                                                                        1,061,690
                                                                                     ------------
INSURANCE - PROPERTY AND CASUALTY -- 15.3%
      5,040    Allmerica Financial Corp.........................................          306,810
      3,000    Aon Corp.........................................................          111,937
    101,300    CNA Financial Corp.*.............................................        4,020,344
    328,000    The Chubb Corp...................................................       25,112,500
      5,000    Everest Re Group Ltd.............................................          201,250
     40,000    Merchants Group, Inc.............................................          695,000
     50,000    Old Republic International Corp..................................        1,196,875
      4,000    Reliance Group Holdings, Inc.....................................              875
     38,445    Trenwick Group Ltd...............................................          728,052
                                                                                     ------------
                                                                                       32,373,643
                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 6

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Schedule of Investments (continued)
August 31, 2000

     SHARES                               SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------
REAL ESTATE -- 3.1%
               Forest City Enterprises, Inc.:
    118,500      Class A Shares.................................................     $  4,147,500
     66,100      Class B Shares, Convertible++..................................        2,472,140
     47,776    HomeFed Corp.*...................................................           33,921
                                                                                     ------------
                                                                                        6,653,561
                                                                                     ------------
TECHNOLOGY -- 1.7%
      5,000    Genuity Inc.*....................................................           43,125
     14,000    Intel Corp.......................................................        1,048,250
     12,000    National Semiconductor Corp.*....................................          534,000
     28,234    Sabre Holdings Corp.*............................................          787,023
     25,000    Verizon Communications...........................................        1,090,625
                                                                                     ------------
                                                                                        3,503,023
                                                                                     ------------
TRANSPORTATION -- 4.9%
     79,200    AMR Corp.........................................................        2,598,750
     76,000    Airborne Freight Corp............................................        1,135,250
     32,000    Canadian Pacific Ltd.............................................          874,000
     70,100    General Dynamics Corp............................................        4,411,919
      9,500    International Shipholding Corp...................................           68,281
      3,078    KLM Royal Dutch Airlines-- ADR...................................           78,104
     18,000    Lockheed Martin Corp.............................................          510,750
     27,000    Overseas Shipholding Group, Inc..................................          794,813
                                                                                     ------------
                                                                                       10,471,867
                                                                                     ------------
               TOTAL COMMON STOCK (Cost--$37,223,215)...........................      167,028,881
                                                                                     ------------

    FACE
   AMOUNT                                  SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.1%
CONSUMER GOODS -- 0.1%
-------------------------------------------------------------------------------------------------
$ 2,500,000    Sunbeam Corp., zero coupon due 3/25/18++ (Cost--$640,645)........          287,500
                                                                                     ------------
               TOTAL LONG-TERM INVESTMENTS (Cost--$37,863,860)..................      167,316,381
                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                           PAGE 7

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Schedule of Investments (continued)
August 31, 2000


    FACE
   AMOUNT                                  SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 21.2%
$ 4,553,000    AI Credit Corp., 6.500% due 9/14/00..............................     $   4,542,313
  3,906,000    Abbott Laboratories, 6.450% due 9/8/00...........................         3,901,101
  3,500,000    Associates Corp., 6.440% due 9/1/00..............................         3,500,000
  1,500,000    Bell Atlantic Financial Services, 6.480% due 9/5/00..............         1,498,920
  1,254,000    Commercial Metals Co., 6.750% due 9/12/00........................         1,251,414
  5,000,000    Conagra Inc., 6.660% due 9/8/00..................................         4,993,525
  2,220,000    McCormick & Co. Inc., 6.650% due 9/8/00..........................         2,217,129
  5,000,000    NICOR Inc., 6.520% due 9/5/00....................................         4,996,378
               Nordstrom, Inc.:
  1,083,000      6.510% due 9/12/00.............................................         1,080,846
  3,917,000      6.520% due 9/12/00.............................................         3,909,197
  1,887,000    Parker-Hannifin, 6.500% due 9/6/00...............................         1,885,296
  5,000,000    Sara Lee Corp., 6.470% due 9/13/00...............................         4,989,217
  5,000,000    United Parcel Service Inc., 6.400% due 9/5/00....................         4,996,444
  1,140,000    Volkswagen of America, 6.500% due 9/11/00........................         1,137,942
                                                                                      ------------
               TOTAL CORPORATE SHORT-TERM NOTES (Cost--$44,899,722).............        44,899,722
                                                                                      ------------
               TOTALINVESTMENTS--100% (Cost--$82,763,582**).....................      $212,216,103
                                                                                      ============


*  Non-income producing security.
+  Security valued at fair value.
++ Convertible into Forest City Enterprises Inc., Class A shares.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 8

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statement of Assets and Liabilities
August 31, 2000

ASSETS:
  Investments, at value (cost--$37,863,860)..........................................   $167,316,381
  Corporate short-term notes, at value (Cost--$44,899,722)...........................     44,899,722
  Cash...............................................................................          1,650
  Dividends and interest receivable..................................................        209,967
  Receivable for Fund shares sold....................................................          4,050
  Other..............................................................................            235
                                                                                        ------------
  TOTAL ASSETS.......................................................................    212,432,005
                                                                                        ------------
LIABILITIES:
  Management fees payable............................................................        174,936
  Payable for Fund shares reacquired.................................................         19,458
  Accrued expenses...................................................................         82,862
                                                                                        ------------
  TOTAL LIABILITIES..................................................................        277,256
                                                                                        ------------
TOTAL NET ASSETS.....................................................................   $212,154,749
                                                                                        ============
NET ASSETS:
  Common stock ($0.01 par value, authorized 15,000,000 shares;
    3,790,137 shares outstanding)....................................................   $     37,901
  Capital paid in excess of par value................................................     63,375,618
  Undistributed net investment income................................................      2,129,699
  Accumulated net realized gain from security transactions...........................     17,159,010
  Net unrealized appreciation of investments.........................................    129,452,521
                                                                                        ------------
TOTAL NET ASSETS.....................................................................   $212,154,749
                                                                                        ============
Net Asset Value, Per Share ($212,154,749 / 3,790,137 shares).........................         $55.98
                                                                                              ======
                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                              PAGE 9

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statement of Operations
For the Year Ended August 31, 2000

INVESTMENT INCOME:
  Dividends..........................................................................    $  2,879,525
  Interest...........................................................................       2,351,442
  Less: Foreign withholding tax......................................................         (84,010)
                                                                                         ------------
  TOTAL INVESTMENT INCOME............................................................       5,146,957
                                                                                         ------------
EXPENSES:
  Management fees (Note 2)...........................................................       1,865,336
  Shareholder communication fees.....................................................          53,430
  Audit and tax services.............................................................          43,920
  Legal..............................................................................          34,770
  Shareholder services...............................................................          24,618
  Registration fees..................................................................          16,470
  Custody............................................................................          11,031
  Directors' fees....................................................................           7,320
  Other..............................................................................           6,054
                                                                                         ------------
  TOTAL EXPENSES.....................................................................       2,062,949
                                                                                         ------------
NET INVESTMENT INCOME................................................................       3,084,008
                                                                                         ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales..............................................................      25,485,072
    Cost of securities sold..........................................................       7,651,852
                                                                                         ------------
  NET REALIZED GAIN..................................................................      17,833,220
                                                                                         ------------
  Change in Net Unrealized Appreciation on Investments:
    Beginning of year................................................................     115,159,914
    End of year......................................................................     129,452,521
                                                                                         ------------
  INCREASE IN NET UNREALIZED APPRECIATION............................................      14,292,607
                                                                                         ------------
NET GAIN ON INVESTMENTS..............................................................      32,125,827
                                                                                         ------------
INCREASE IN NET ASSETS FROM OPERATIONS...............................................    $ 35,209,835
                                                                                         ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statements of Changes in Net Assets
For the Years Ended August 31,

                                                                    2000                  1999
---------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..................................        $  3,084,008          $  2,984,316
  Net realized gain......................................          17,833,220            12,237,894
  Increase in net unrealized appreciation................          14,292,607            13,762,924
                                                                 ------------          ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................          35,209,835            28,985,134
                                                                 ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..................................          (3,100,369)           (1,859,719)
  Net realized gains.....................................          (9,475,297)          (18,345,689)
                                                                 ------------          ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS........................         (12,575,666)          (20,205,408)
                                                                 ------------          ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares.......................          19,877,386             2,519,335
  Net asset value of shares issued for
    reinvestment of dividends............................           9,758,565            16,435,063
  Cost of shares reacquired..............................         (28,858,891)          (16,259,750)
                                                                 ------------          ------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS....             777,060             2,694,648
                                                                 ------------          ------------
INCREASE IN NET ASSETS...................................          23,411,229            11,474,374

NET ASSETS:
  Beginning of year......................................         188,743,520           177,269,146
                                                                 ------------          ------------
  END OF YEAR*...........................................        $212,154,749          $188,743,520
                                                                 ============          ============
*Includes undistributed net investment income of:........        $  2,129,699          $  2,152,450
                                                                 ============          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                            PAGE 11

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Notes to Financial Statements

1.   SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Opportunity Fund Inc ("Fund") is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to achieve above average long-term capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

     (B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

     (C) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. Permanent book/tax differences are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (D) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

     (E) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest income is recognized when earned. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2.   MANAGEMENT FEE AND OTHER TRANSACTIONS

     The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup, Inc., to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly at an annual rate of 1% of average daily net assets.

3.   PORTFOLIO ACTIVITY

     During the year ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

     Purchases..........................................   $  5,185,673
                                                           ============
     Sales..............................................   $ 25,485,072
                                                           ============

     At August 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

     Gross unrealized appreciation......................   $131,434,057
     Gross unrealized depreciation......................     (1,981,536)
                                                           ------------
     Net unrealized appreciation........................   $129,452,521
                                                           ============

4.   SHARES OF CAPITAL STOCK

     At August 31, 2000, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares for the portfolio were as follows:

                                                      YEAR ENDED                   YEAR ENDED
                                                    AUGUST 31, 2000              AUGUST 31, 1999
                                              -------------------------     -------------------------
                                                SHARES        AMOUNT           SHARES        AMOUNT
                                              ----------    -----------     ------------   ----------
Shares sold................................     375,908     $ 19,877,386       50,822     $  2,519,335
Shares issued on reinvestment..............     199,416        9,758,565      333,965       16,435,063
Shares reacquired..........................    (583,563)     (28,858,891)    (329,146)     (16,259,750)
                                               --------     ------------     --------     ------------
Net Increase (Decrease)....................      (8,239)    $    777,060       55,641     $  2,694,648
                                               ========     ============     ========     ============

                                                                         PAGE 13

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                                         2000       1999        1998       1997         1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........           $49.69      $47.36      $50.64     $37.89      $35.75
                                                       ------      ------      ------     ------      ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................             0.82        0.76        0.46       0.43        0.60
  Net realized and unrealized gain (loss)...             8.79        6.98       (1.95)     14.46        3.38
                                                       ------      ------      ------     ------      ------
Total Income (Loss) From Operations.........             9.61        7.74       (1.49)     14.89        3.98
                                                       ------      ------      ------     ------      ------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................            (0.80)      (0.47)      (0.39)     (0.62)      (0.48)
  Net realized gains........................            (2.52)      (4.94)      (1.40)     (1.52)      (1.36)
                                                       ------      ------      ------     ------      ------
Total Distributions.........................            (3.32)      (5.41)      (1.79)     (2.14)      (1.84)
                                                       ------      ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR................           $55.98      $49.69      $47.36     $50.64      $37.89
                                                       ======      ======      ======     ======      ======
TOTAL RETURN................................             20.4%       16.5%       (3.3)%     40.5%       11.4%
NET ASSETS, END OF YEAR (000S)..............         $212,155    $188,744    $177,269   $188,496    $141,984
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................             1.11%       1.14%       1.12%      1.16%       1.18%
  Net investment income.....................             1.65        1.55        0.83       0.95        1.59
PORTFOLIO TURNOVER RATE.....................                3%          3%          3%         4%          5%


S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS OPPORTUNITY FUND INC

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 17, 2000

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 2000:

     * A corporate dividends received deduction of 84.26%.
     * Total long-term capital gain distributions paid of $9,381,448.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Directors

IRVING BRILLIANT
      Chairman

B. ALEXANDER GAGUINE
      Consultant

ROSALIND A. KOCHMAN
      Administrator and counsel,
      Kochman Eye Surgical Facility

IRVING SONNENSCHEIN
      Partner of law firm of Sonnenschein,
      Sherman & Deutsch

Officers

IRVING BRILLIANT
      Chairman and Portfolio Manager

GEORGE J. WILLIAMSON
      President and Co-Portfolio Manager

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

Salomon Brothers Opportunity Fund Inc
      7 World Trade Center
      New York, New York 10048
      1-888-777-0102, toll free

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

DISTRIBUTOR
      CFBDS, Inc.

CUSTODIAN
      PFPC Trust Company
      8800 Tinicom Blvd.
      Suite 200
      Philadelphia, Pennsylvania 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
      PFPC Global Fund Services
      P.O. Box 9764
      Providence, Rhode Island 02940-9764

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017-3909

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Salomon Brothers Opportunity Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

                      (This page intentionally left blank.)

PFPC Global Fund Services
P.O. Box 9764
Providence, Rhode Island 02940-9764

                 Salomon Brothers
                 Opportunity Fund Inc

                 Annual Report

                 AUGUST 31, 2000

               --------------------------------------
                    Salomon Brothers Asset Management
                    -----------------------------------------

             NOT FDIC INSURED * NOT BANK GUARANTEED * MAY LOSE VALUE

                                   FIRST-CLASS
                                  U.S. POSTAGE
                                      PAID
                                NORTHREADING, MA
                                  PERMIT No. 105

                                   OPANN 8/00